UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/27/2006

TRI STATE 1ST BANC INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-32489

OH	34-1824708
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

16924 St. Clair Avenue, PO Box 796, East Liverpool, OH 43920
(Address of principal executive offices, including zip code)

330-385-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On March 24, 2006, Tri-State 1st Banc ("Company") entered into an Employment Agreement with Mr. Stephen A. Beadnell, CFO, which is attached as Exhibit 99.1

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI STATE 1ST BANC INC

Date: March 27, 2006	By:	/s/ Charles B. Lang
Charles B. Lang
President and Chairman of the Board

Exhibit Index

Exhibit No.	Description
EX-99.1